                                                                    EXHIBIT 10.1


                     FOURTH AMENDMENT TO CREDIT AGREEMENT


     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of September 28, 2000 among DAVEL FINANCING COMPANY, L.L.C., a Delaware limited liability company (the "Borrower"); DAVEL COMMUNICATIONS, INC., a Delaware corporation (the "Parent"); the Parent and the Domestic Subsidiaries of the Borrower, as Guarantors; the Lenders party to the "Credit Agreement" (referred to and defined below); and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A.), as Administrative Agent for the Lenders (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                   RECITALS
                                   --------

     WHEREAS, the Borrower, the Guarantors, the Lenders, the Administrative Agent, BancBoston Robertson Stephens, Inc., as Syndication Agent and The Chase Manhattan Bank, as Documentation Agent, entered into that certain Credit Agreement, dated as of December 23, 1998 (as amended and modified by that certain First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999 among the Borrower, the Parent, the Domestic Subsidiaries of the Borrower, the Lenders and the Administrative Agent, that certain Second Amendment to Credit Agreement dated as of March 9, 2000 among such parties, that certain Third Amendment to Credit Agreement dated as of June 22, 2000 among such parties, and as may be further amended or modified from time to time, the "Credit Agreement");

     WHEREAS, the Borrower has informed the Lenders that it anticipates being unable to make certain principal and interest payments due under the Credit Agreement on and after September 29, 2000, and unable to comply with certain of the financial covenants set forth in the Credit Agreement with respect to the period ending as of September 30, 2000;

     WHEREAS, the Borrower has requested that the Lenders amend certain terms and provisions of the Credit Agreement to effect a deferral of such principal and interest payments to January 12, 2001 and to eliminate each of the financial covenants with respect to periods ending on and after September 30, 2000;

     WHEREAS, the Lenders have agreed to such requests, subject to the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

1.   Amendments.  Effective as of the date hereof, upon satisfaction of each of
     ----------
the conditions set forth in Paragraph 2 hereof, the Credit Agreement is hereby
                            -----------
amended as follows (section references used below refer to sections of the Credit Agreement):

          (a)  Definitions.  Section 1.1 is amended to delete in their entirety
               -----------   -----------
     the following definitions and to replace such definitions with the following definitions:

               "Applicable Percentages" means:
                ----------------------

               (a) on and prior to September 29, 2000, and with respect to all Eurodollar Loans having Interest Periods ending after such date in which case the following rates will apply to each such Loan until its Interest Period expires, (i) 3.50% for Revolving Loans which are Eurodollar Loans, Tranche A Term Loans which are Eurodollar Loans, and Letter of Credit Fees, (ii) 4.25% for Tranche B Term Loans which are Eurodollar Loans, (iii) 2.00% for Revolving Loans which are Base Rate Loans and Tranche A Term Loans which are Base Rate Loans, (iv) 2.75% for Tranche B Term Loans which are Base Rate Loans and (v) 0.75% for Commitment Fees; and

               (b) after September 29, 2000, except with respect to Eurodollar Loans having Interest Periods ending after such date in which case the following rate will apply to each such Loan following the expiration of its Interest Period, (i) 2.75% for all Loans, (ii) 3.50% for all Letter of Credit Fees and (iii) 0.75% for all Commitment Fees.

               "Principal Amortization Payment" means a principal payment on the
                ------------------------------
          Loans (and delivery of cash collateral with respect to LOC Obligations) as set forth in Sections 2.1(f), 2.3(c) and 2.4(c).
                                       ---------------  ------     ------

               "Revolving Loan Maturity Date" means the earlier of January 11,
                ----------------------------
          2002 and the occurrence of an Event of Default under Section 9.1(h).

               "Tranche B Term Loan Maturity Date" means the earlier of January
                ---------------------------------
          11, 2002 and the occurrence of an Event of Default under Section
          9.1(h).

          (b)  Interest Payment Dates. Section 1.1 is further amended to delete
               ----------------------  -----------
the word "quarter" set forth in clause (a) of the definition of "Interest
                                ----------                       --------
Payment Date" and to replace such word with the word "month."
------------

          (c)  Revolving Loan Commitment. Section 2.1(a) is amended to delete
               -------------------------  --------------
the reference in the first sentence thereof to "Revolving Loan Maturity Date" and to replace such reference with a reference to the date "September 29, 2000."

          (d)  Amortization of Revolving Loans. Section 2.1 is further amended
               -------------------------------  -----------
to add the following new clause (f) to such section immediately following
                         ---------
existing clause (e) thereof:
         ----------

          (f)  Amortization of Revolving Loans. The outstanding principal amount
               -------------------------------
     of the Revolving Loans shall be repaid, and the Borrower shall deliver cash collateral to the Agent for outstanding LOC Obligations, on the dates set forth below such that the amount of payments with respect to such Revolving Loans and LOC Obligations, when aggregated with the amount of scheduled principal payments with respect to the Tranche A Term Loans and Tranche B Terms Loans pursuant to Sections 2.3(c) and 2.4(c), respectively, total the corresponding aggregate amounts set forth below opposite such dates:


          Principal Amortization                      Principal Amortization
               Payment Dates                              Payment Amount
               -------------                              --------------

          January 12, 2001                                 $15,712,500
          March 31, 2001                                   $ 7,737,500
          June 30, 2001                                    $ 7,737,500
          September 30, 2001                               $ 7,737,500
          December 31, 2001                                $ 7,737,500
          Revolving Loan Maturity Date/                    The then outstanding
               Tranche B Term Loan Maturity Date           principal amount of
                                                           all Loans and LOC
                                                           Obligations

          Each such payment made pursuant to the foregoing schedule shall be allocated among the Loans and LOC Obligations in accordance with
          Section 3.3(c).

          (e)  Letters of Credit. Section 2.2(a) is amended to delete the
               -----------------  --------------
reference in the first parenthetical in the first sentence thereof to "Revolving Loan Maturity Date" and to replace such reference with a reference to the date "September 29, 2000."

          (f)  Term Loan A Amortization. Section 2.3(c) is deleted in its
               ------------------------  -------------
entirety and replaced with the following provision:

               (c)  Amortization. The outstanding principal amount of the
                    ------------
          Tranche A Term Loans shall be repaid on the dates set forth in Section 2.1(f) such that the amount of payments with respect to the Tranche A Term Loans, when aggregated with the amount of scheduled principal payments with respect to the Revolving Loans, LOC Obligations and Tranche B Terms Loans pursuant to Sections 2.1(f) and 2.4(c), respectively, total the corresponding aggregate amounts set forth in the schedule of Section 2.1(f) opposite such dates. Each such payment made shall be allocated among the Loans and LOC Obligations in accordance with Section 3.3(c).

          (g)  Term Loan B Amortization. Section 2.4(c) is deleted in its
               ------------------------  --------------
     entirety and replaced with the following provision:

               (c)  Amortization. The outstanding principal amount of the
                    ------------
     Tranche B Term Loans shall be repaid on the dates set forth in Section 2.1(f) such that the amount of payments with respect to the Tranche B Term Loans, when aggregated with the amount of scheduled principal payments with respect to the Revolving Loans, LOC Obligations and Tranche A Terms Loans pursuant to Sections 2.1(f) and 2.3(c), respectively, total the corresponding aggregate amounts set forth in the schedule of Section 2.1(f) opposite such dates. Each such payment made shall be allocated among the Loans and LOC Obligations in accordance with Section 3.3(c).

     (h)  Continuations and Conversions.   Section 2.5 is amended to delete the
          -----------------------------    -----------
word "and" at the end of clause (iii) of the first sentence of such section, to
                         ------------
replace such word with a comma, and to add the following new clause (v) to the
                                                             ----------
end of such sentence:

     and (v) no Loans may be converted into or contained as Eurodollar Loans after September 29, 2000 and all outstanding Eurodollar Loans as of such date shall be automatically converted into Base Rate Loans upon the expiration of their applicable Interest Periods.


     (i) Interest Payments.  The first sentence of Section 3.1(c) is deleted in
         -----------------                         --------------
its entirety and replaced with the following sentence:

     Interest on Loans shall be due and payable in arrears on each Interest Payment Date; provided, however, that (i) all interest which would
                   --------  -------  ----
     otherwise be due and payable on the Interest Payment Date occurring on June 30, 2000 shall continue to accrue on the applicable Loans from and after such date and shall become due and payable in arrears on July 10, 2000,
     (ii) all interest otherwise due and payable on each Interest Payment Date occurring after June 30, 2000 and before the January 12, 2001 shall continue to accrue on the applicable Loans from and after such Interest Payment Date and shall become due and payable in arrears on January 12, 2001 subject to the other provisions of this Agreement regarding payments stated as to be made on days which are not Business Days and (iii) notwithstanding the provisions of the immediately foregoing clauses (i) and
     (ii) of this subsection, in no event is any interest being forgiven with respect to any period of accrual hereunder.

     (j) Voluntary Prepayments.  Section 3.3(a) is amended to delete in their
         ---------------------   --------------
entirety clause (iii) of the first sentence of such section and the proviso
         ------------
which follows such clause, and to replace such provisions with the following provision:

     (iii) all such prepayments shall be applied in the manner provided in
Section 3.3(c).

     (k)  Positive Net Cash Prepayments.  Section 3.3(b) is amended to add the
          -----------------------------   --------------
following new provision to such section immediately following existing clause
                                                                       ------
(v) thereof:
---

          (vi) Monthly Positive Net Cash. Within two (2) Business Days following
               -------------------------
     the end of each calendar month, beginning with the month of October, 2000, the

     Borrower shall make a prepayment of the Loans, accrued and unpaid interest and other outstanding obligations hereunder in an amount equal to the excess, if any, of (a) an amount equal to the aggregate amount of consolidated cash on hand of the Borrower and its Subsidiaries as of the last day of such calendar month, as determined in accordance with the Borrower's and its Subsidiaries' books and records maintained in accordance with GAAP, minus (without duplication to the extent deducted in determining cash on hand) the aggregate amount of checks drawn by the Borrower and its Subsidiaries as of the last day of such calendar month, but not yet then debited to the Borrower's and its Subsidiaries' deposit accounts, for the payment of the Borrower's and its Subsidiaries' liabilities and expenses (to the extent payment thereof is not prohibited by this Agreement or any other Credit Document) over (b) $2,000,000.

     (l)  Application of Prepayments.  Section 3.3(c) is deleted in its entirety
          --------------------------   --------------
and replaced with the following provision:

     All amounts required to be paid pursuant to Section 3.3(b)(i) shall be applied first to Revolving Loans and second to a cash collateral account in
             -----                        ------
     respect of LOC Obligations. All other amounts required to be paid pursuant to the provisions of Section 3.3(b), all Principal Amortization Payments made pursuant to Section 2.1(f), 2.3(c) and 2.4(c), and all amounts voluntarily prepaid pursuant to Section 3.3(a), shall be applied first, to
                                                                      -----
     any and all unpaid fee, expense, reimbursement and indemnity claims owing to the Administrative Agent by the Borrower pursuant to the Credit Documents, second, pro rata, to any and all fee, expense, reimbursement and
                ------
     indemnity claims owing to the Lenders pursuant to the Credit Documents, third, ratably to the outstanding principal balance of all Loans and as
     -----
     cash collateral with respect to outstanding LOC Obligations and, in the case of amounts applied to Tranche A Term Loans and Tranche B Term Loans pursuant to this clause, in the inverse order of their respective maturities, fourth, ratably with respect to all outstanding Loans and LOC
                 ------
     Obligations, to accrued and unpaid interest and accrued and unpaid Letter of Credit Fees, in each case to the extent accruing from and after September 29, 2000, and, fifth, ratably with respect to all outstanding
                              -----
     Loans and LOC Obligations, to accrued and unpaid interest and accrued and unpaid Letter of Credit Fees, in each case to the extent accruing prior to September 29, 2000.

     (m)  No Additional Extensions of Credit.  Section 5.2 is deleted in its
          ----------------------------------   -----------
entirety and replaced with the following provision:

     The Lenders shall not be obligated to make Loans, nor shall any Issuing Lender be required to issue, extend or amend any Letters of Credit, in any case at any time after the effectiveness of that certain Fourth Amendment to this Agreement dated as of September 28, 2000 among the parties hereto, except as may otherwise be permitted or required by the terms and conditions of such Fourth Amendment.

     (n)  Bi-Weekly Cash Flow Forecasts.  Section 7.1 is amended to add the
          -----------------------------   -----------
following new clause (m) immediately following existing clause (l) thereto:
              ----------                                ----------


          (m)  Bi-Weekly Cash Flow Forecasts. On the second Business Day of
               -----------------------------
     every other week, commencing with the week beginning October 9, 2000, a week-by-week forecast of the projected cash flows of the Credit Parties and their Subsidiaries on a consolidated basis for the ninety (90) day period commencing as of the first Business Day of such week, together with, in each case beginning with the forecast to be delivered on October 23, 2000, a statement of the historical cash flows of the Credit Parties and their Subsidiaries and a reconciliation to the then most recently delivered forecast pursuant to this clause for the period commencing on the first Business Day of such recently delivered forecast and ending on the last Business Day of the then most recently ended week, each such forecast, historical cash flow statement and reconciliation report to be in a form reasonably acceptable to the Administrative Agent.

     (o)  Revised Business Plan.  Section 7.1 is further amended to add the
          ---------------------   -----------
following new clause (n) immediately following new clause (m) referred to
              ----------                           ----------
immediately above:

          (n)  Revised Business Plan. As soon as available, and in any event
               ---------------------
     prior to November 15, 2000, a revised business plan for the Borrower's 2001 fiscal year, in a form reasonably acceptable to the Administrative Agent.

     (p)  Financial Covenants. Section 7.2 is deleted in its entirety and
          -------------------  -----------
replaced with the following:

     [intentionally omitted].

     (q)  Concentration Accounts.   Section 7 is further amended to add the
          ----------------------    ---------
following new section immediately following existing Section 7.15:
                                                     ------------

          7.16 Concentration Accounts. On or before October 31, 2000, the
               ----------------------
     Borrower and its Subsidiaries shall establish in a manner reasonably acceptable to the Administrative Agent one or more depository accounts at Bank of America, N.A. to which the Borrower and each of its Subsidiaries will transfer, on a daily basis, all cash balances available for withdrawal from each of the Borrower's and its Subsidiaries' other depository accounts.

     (r)  Capital Expenditures. Section 8.14 is amended to add the following new
          --------------------- ------------
clause (c) immediately following existing clause (b) thereof and to change the
----------                                ----------
designating letter of existing clause (c) to "(d)":
                               ----------

     , (c) for the period commencing October 1, 2000 and ending January 12, 2001 to exceed, in the aggregate, $400,000.

2.   Conditions Precedent.  The effectiveness of this Amendment is subject to
     --------------------
receipt by the Administrative Agent of each of the following:

          (a) counterparts to this Amendment duly executed by each of the Credit Parties and each of the Lenders;

          (b) certified copies of resolutions or similar authorizations of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing such Credit Party's execution and delivery hereof; and

          (c) an opinion or opinions from counsel to the Credit Parties with respect to this Amendment, in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

3.   Revolving Commitment Termination.  Notwithstanding anything in the Credit
     --------------------------------
Agreement or the other Credit Documents to the contrary, including without limitation, any contrary provisions in Sections 2.1 or 2.2 of the Credit
                                       ------------    ---
Agreement, upon the effectiveness of this Amendment pursuant to the preceding Paragraph 2: (i) the Revolving Loan Commitment is thereupon irrevocably
-----------
terminated, (ii) no Lender shall have any further obligation to make or fund its share of any Loans after the effective date of this Amendment, and (iii) no Issuing Lender or Lender shall have any further obligation to issue, extend, amend or participate in any Letter of Credit issued, extended or amended after the effective date of this Amendment; provided, however, that, nothing in this
                                      --------  -------  ----
section shall forgive or release any Lender from its reimbursement or funding obligation to the Administrative Agent or any Issuing Lender with respect to any Loan or Letter of Credit properly made, issued, extended, or amended, or properly requested to be so made issued, extended, amended, prior to the effectiveness of this Amendment otherwise pursuant to the terms and conditions set forth in the Credit Agreement.

4.   Compliance Certificate.  Notwithstanding the amendment to Section 7.2 of
     ----------------------                                    -----------
the Credit Agreement set forth above in Paragraph 1(p) of this Amendment, the
                                        --------------
Borrower agrees to prepare and deliver its compliance certificate pursuant to
Section 7.1(c) of the Credit Agreement with respect to its financial performance
--------------
for the fiscal periods ending September 30, 2000 and December 31, 2000 as if such amendment to Section 7.2 had not occurred, including, without limitation,
                  -----------
providing its calculation of each of the financial covenants which otherwise would be applicable for such period ended (prior to giving effect to the Third Amendment and the Fourth Amendment to the Credit Agreement), it being understood and agreed, however, that the Borrower's failure to comply with such hypothetical financial covenants shall not constitute a violation of the Credit Agreement or otherwise constitute an Event of Default or Default.

5.   Ratification of Credit Agreement.  The term "Credit Agreement" as used in
     --------------------------------
each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms, including, without limitation, the liens granted pursuant to the Collateral Documents. Nothing contained in this Amendment shall constitute a waiver of any Default or Event of Default which may have occurred, whether or not known to the Administrative Agent or any Lender, or any right or remedy of the

Administrative Agent or any Lender with respect to any such Default or Event of Default, all of which rights and remedies are hereby reserved by the Administrative Agent and the Lenders.

6.   Authority/Enforceability.  Each of the Credit Parties, the Administrative
     ------------------------
Agent and the Lenders represents and warrants as follows:

          (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

          (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

          (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than that which may have been previously obtained).

7.   No Default. The Credit Parties represent and warrant to the Lenders that
     ----------
(a) the representations and warranties of the Credit Parties set forth in
Section 6 of the Credit Agreement are true and correct in all material respects
---------
as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

8.   Release. Each Credit Party hereby unconditionally and irrevocably remises,
     -------
acquits, and fully and forever releases and discharges each Lender, the Administrative Agent and the Issuing Lender, and all affiliates, subsidiaries, officers, employees, agents, attorneys, principals, directors and shareholders of such Persons, and their respective heirs, legal representatives, successors and assigns (collectively, the "Releasees") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which such Credit Party ever had or now has against any of the Releasees and which may have arisen at any time on or prior to the effective date hereof and which were in any manner related to this Amendment or any Credit Document or the enforcement or attempted or threatened enforcement by any of the Releasees of any of their respective rights, remedies or recourse related thereto, excluding, however, any credit for overpayment of interest or fees under the Credit Documents of which the Credit Parties have no knowledge as of the date hereof (such included claims being hereinafter referred to collectively as the "Released Claims"). Each Credit Party covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Releasees any action or other proceeding based upon any of the Released Claims.

9.   Counterparts/Telecopy. This Amendment may be executed in any number of
     ---------------------
counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

10.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
     -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:                DAVEL FINANCING COMPANY, L.L.C.,
--------
                         a Delaware limited liability company

                         By: DAVEL COMMUNICATIONS, INC.,
                             its sole managing member


                         By: /s/ Raymond A. Gross
                             -------------------------------
                             Name:  Raymond A. Gross
                                    ------------------------
                             Title: C.E.O.
                                    ------------------------

PARENT GUARANTOR:        DAVEL COMMUNICATIONS, INC.,
----------------
                         a Delaware corporation


                         By: /s/ Raymond A. Gross
                             -------------------------------
                             Name:  Raymond A. Gross
                                    ------------------------
                             Title: C.E.O.
                                    ------------------------


SUBSIDIARY GUARANTORS:   DAVEL COMMUNICATIONS GROUP, INC.,
---------------------
                         an Illinois corporation

                         PEOPLES TELEPHONE COMPANY, INC.,
                         a New York corporation

                         PEOPLES TELEPHONE COMPANY, INC.,
                         a New Hampshire corporation

                         PEOPLES COLLECTORS, INC.,
                         a Delaware corporation

                         PTC CELLULAR, INC.,
                         a Delaware corporation

                         PTC SECURITY SYSTEMS, INC.,
                         a Florida corporation

                         SILVERADO COMMUNICATIONS CORP.,
                         a Colorado corporation

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              PEOPLES ACQUISITION CORP.,
                              a Pennsylvania corporation

                              TELALEASING ENTERPRISES, INC.,
                              an Illinois corporation

                              ADTEC COMMUNICATIONS, INC.,
                              a Florida corporation

                              INTERSTATE COMMUNICATIONS, INC.,
                              a Georgia corporation

                              T.R.C.A., INC.,
                              an Illinois corporation

                              DAVELTEL, INC.,
                              an Illinois corporation

                              DAVEL MEXICO, LTD.,
                              an Illinois corporation

                              COMMUNICATIONS CENTRAL INC.,
                              a Georgia corporation

                              CENTRAL PAYPHONE SERVICES, INC.,
                              a Georgia corporation

                              COMMUNICATIONS CENTRAL
                              OF GEORGIA, INC.,
                              a Georgia corporation

                              INVISION TELECOM, INC.,
                              a Georgia corporation



                              By:  /s/ Bruce W. Renard
                                   -------------------------------
                                   Name:  Bruce W. Renard
                                          ------------------------
                                   Title: Secretary
                                          ------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

ADMINISTRATIVE AGENT:         BANK OF AMERICA, N.A. (formerly,
--------------------              NationsBank, N.A.),

                              in its capacities as the Administrative Agent and Collateral Agent



                              By: /s/ Charles D. Graber
                                  ------------------------------------
                                  Name:  Charles D. Graber
                                         -----------------------------
                                  Title: Vice President
                                         -----------------------------


                               Signature Page to
                     Fourth Amendment to Credit Agreement

LENDERS:                      BANK OF AMERICA, N.A. (formerly,
-------                       NationsBank, N.A.),
                              individually in its capacity as a Lender, and in its capacity as the Issuing Lender



                              By:  /s/ Thomas Biaggi
                                   ---------------------------------
                                   Name:  Thomas Biaggi
                                          --------------------------
                                   Title: Managing Director
                                          --------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              THE CHASE MANHATTAN BANK



                              By:  /s/ Agnes L. Levy
                                   ------------------------------------
                                   Name:  Agnes L. Levy
                                          -----------------------------
                                   Title: Vice President
                                          -----------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              FLEET NATIONAL BANK



                              By:  /s/ Peggy Peckham
                                   -------------------------------------
                                   Name:  Peggy Peckham
                                          ------------------------------
                                   Title: Senior Vice President
                                          ------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              U.S. BANK NATIONAL ASSOCIATION



                              By: /s/ David C. Larsen
                                  ------------------------------------
                                  Name:  David C. Larsen
                                         -----------------------------
                                  Title: Vice President
                                         -----------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              CREDIT AGRICOLE INDOSUEZ



                              By: /s/ Larry Materi
                                  --------------------------------
                                  Name:  Larry Materi
                                         -------------------------
                                  Title: Vice President
                                         -------------------------



                              By: /s/ Bradley C. Peterson
                                  ----------------------------------
                                  Name:  Bradley C. Peterson
                                         ---------------------------
                                  Title: Vice President, Manager

                                         ---------------------------
                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              BANK ONE N.A. (as successor to The First
                              National Bank of Chicago)



                              By: /s/ Jacqueline P. Yardley
                                  -------------------------------------
                                  Name:  Jacqueline P. Yardley
                                         ------------------------------
                                  Title: First Vice President
                                         ------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              PNC BANK, NATIONAL ASSOCIATION



                              By: /s/ Michael A. Valerio, Jr.
                                  ----------------------------------------
                                  Name:  Michael A. Valerio, Jr.
                                         ---------------------------------
                                  Title: Vice President
                                         ---------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              HELLER FINANCIAL, INC.



                              By: /s/ K. Craig Gallehugh
                                  -----------------------------------
                                  Name:  K. Craig Gallehugh
                                         ----------------------------
                                  Title: Senior Vice President
                                         ----------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              BNP PARIBAS



                              By:    /s/ Amy Kirschin
                                   --------------------------------------
                                  Name:   Amy Kirschin
                                          -------------------------------
                                  Title:  Vice President
                                          -------------------------------



                              By:    /s/ Edward Canale
                                   ---------------------------------
                                  Name:   Edward Canale
                                          --------------------------
                                  Title:  Managing Director
                                          --------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              EATON VANCE SENIOR INCOME TRUST

                              By:   EATON VANCE MANAGEMENT,
                                    as Investment Advisor


                              By:     /s/ Payson F. Swaffield
                                   --------------------------------------
                                  Name:   Payson F. Swaffield
                                          -------------------------------
                                  Title:  Vice President
                                          -------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              SENIOR DEBT PORTFOLIO

                              By:   BOSTON MANAGEMENT AND
                                    RESEARCH, as Investment Advisor


                              By:    /s/ Scott H. Page
                                   --------------------------------------
                                 Name:     Scott H. Page
                                           ------------------------------
                                 Title:    Vice President
                                           ------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              OXFORD STRATEGIC INCOME FUND

                              By:   EATON VANCE MANAGEMENT,
                                    as Investment Advisor



                              By:       /s/ Scott H. Page
                                       -----------------------------------
                                     Name:    Scott H. Page
                                              ----------------------------
                                     Title:   Vice President
                                              ----------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              KZH CYPRESSTREE-1 LLC



                              By:    /s/ Susan Lee
                                   -----------------------------------------
                                  Name:    Susan Lee
                                           ---------------------------------
                                  Title:   Authorized Agent
                                           ---------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              CYPRESSTREE INVESTMENT FUND, LLC

                              By:   CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.,
                                    its Managing Member



                              By:    /s/ Jonathan D. Sharkey
                                   ----------------------------------------
                                  Name:    Jonathan D. Sharkey
                                           --------------------------------
                                  Title:   Principal
                                           --------------------------------


                              CYPRESSTREE INSTITUTIONAL
                              FUND, LLC

                              By:   CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.,
                                    its Managing Member



                              By:    /s/ Jonathan D. Sharkey
                                   ----------------------------------------
                                  Name:    Jonathan D. Sharkey
                                           --------------------------------
                                  Title:   Principal
                                           --------------------------------


                              NORTH AMERICAN SENIOR FLOATING
                              RATE FUND

                              By:   CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC.,
                                    as Portfolio Manager



                              By:    /s/ Jonathan D. Sharkey
                                   ----------------------------------------
                                  Name:    Jonathan D. Sharkey
                                           --------------------------------
                                  Title:   Principal
                                           --------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST



                              By:    /s/ Sheila Finnerty
                                   ----------------------------------------
                                  Name:    Sheila Finnerty
                                           --------------------------------
                                  Title:   Senior Vice President
                                           --------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              DRESDNER BANK AG, NEW YORK AND
                                   GRAND CAYMAN BRANCHES



                              By:    /s/ John W. Sweeney
                                   ----------------------------------------
                                  Name:    John W. Sweeney
                                           --------------------------------
                                  Title:   Vice President
                                           --------------------------------



                              By:    /s/ Thomas R. Brady
                                   ----------------------------------------
                                  Name     Thomas R. Brady
                                           --------------------------------
                                  Title:   Vice President
                                           --------------------------------

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              CERBERUS PARTNERS, L.P.

                              By:  Cerberus Associates, L.L.C., as General
                                   Partner



                              By:  _________________________________
                                   Name: ___________________________
                                   Title: __________________________

                               Signature Page to
                     Fourth Amendment to Credit Agreement

                              AMROC INVESTMENTS, LLC



                              By:  _________________________________
                                   Name: ___________________________
                                   Title: __________________________


                               Signature Page to
                     Fourth Amendment to Credit Agreement